(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2002


Merrill Lynch
Senior Floating Rate
Fund, Inc.


www.mlim.ml.com


Merrill Lynch Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Senior Floating Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Senior Floating Rate Fund, Inc.


DEAR SHAREHOLDER


Investment Approach
Merrill Lynch Senior Floating Rate Fund, Inc. consists largely of participations in leveraged bank loans. These loans are generally senior secured floating rate investments. In response to general economic events and trends, the bank loan market tends to move in a similar direction, but with less volatility, as the high-yield bond market. The linkage between the two markets can be ascribed to the fact that the issuers of debt as well as the buyers of that debt tend to participate in both markets (based on similar credit rating and risk/reward profiles of the markets). The lower price volatility of bank loan investments is caused by two factors. First, bank loans are usually senior secured obligations and, thus, they generally offer investors principal protection that the unsecured bonds do not. Second, bank loans are generally floating rate instruments and, therefore, their principal value generally does not move inversely to interest rate movements, as is the case with fixed income bonds.


Market Review
Looking back at the year ended August 31, 2002, in our opinion, it was one of the most trying in recent memory for the financial markets and the bank loan market, in particular. The astounding events that transpired during the period shook the market in unprecedented ways, permanently changing how we view the market and approach investing in it. Despite the magnitude of, first, the tragedy of September 11, 2001 and, then, the shock of the revelation of fraud at some of the largest and most respected companies in our market, the year did produce some reasons to be optimistic about the future. In fact, it is with a renewed, while cautious, sense of optimism that we have opened the next 12-month period.

Most simply, the year can be divided into three distinct periods of time: from mid-September 2001 through mid-November 2001, from the second half of November 2001 through mid-May 2002, and, finally, from the second half of May 2002 through the end of August 2002. The first and third periods were marked by intense price pressure in the secondary trading markets and a dearth of transactions in the primary. The second period and, at least initially, the start of the new fiscal year for the Fund demonstrated the market's resiliency and investors' belief in an improving economic picture.

The first period, of course, was wholly the product of the market's reaction to the events of September 11, 2001. The fear and uncertainty that was suddenly forced that day into all Americans' daily lives threw the financial markets into an immediate and precipitous freefall. The negative effect on the markets was compounded and, likely, elongated by the anthrax scare that followed. The impact on the bank loan market was most identifiably manifested in terms of prices and liquidity. Almost without exception, leveraged loan prices moved lower and remained mired there for almost two full months. Stressed and distressed companies as well as companies directly related to the travel and lodging industries showed the greatest reaction, but even par and near-par companies with little potential exposure to terrorism felt some impact.

Commencing in mid-November, once the anthrax scare had fallen from the daily headlines and been replaced by positive news from the war in Afghanistan, the loan market began to rebound. The upward movement was tentative yet pronounced and continued well into 2002. Bids in the secondary market rebounded, partially recouping the significant decreases in net asset value brought about during the previous two months. Importantly, the new-issue transaction flow found a revival during the period as investors began to wade back into market. On the institutional leveraged loan side, this movement was largely led by the continued growth of the collateralized debt obligation (CDO) market. CDO investors were looking for places to invest at a time when the bank loan market, chastened by the poor underwriting standards of the mid-to-late 1990s, began to demand tighter financial covenants (such as leverage ratios and interest coverage ratios), stronger security and seniority rights and more credible collateral packages. Additionally, the prospect of an increasing interest rate environment also made the bank loan market attractive. Ultimately, the ramp-up demand from new CDOs did not simply buoy the prices of the quality bank loans but, in fact, led to a pronounced supply-demand imbalance in the market. This imbalance was the root of a rally in the secondary market and lower offering yields and tighter allocations in the primary market during first quarter 2002 and the first part of second quarter 2002.



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


The rally and its concomitant effects on the market were quickly squelched midway through May 2002 as news that accounting improprieties and other corporate misdeeds were not limited to Enron Corporation but, in fact, would surface at some of the most visible issuers of high-yield securities. This new type of uncertainty--that which surrounded not a company's ability to generate profits but, instead, its veracity in reporting them--rocked the financial markets. As the uncertainty grew with each new revelation, the momentum built from the fourth quarter 2001 rebound and a positive first four and a half months of the year was reversed, bids in the secondary market weakened noticeably and the market recorded two consecutive months of negative total return. However, the unsettling news did serve to stem the growing tide of narrowing spreads and lowered average allocations in the primary bank loan syndication market. Consistent with the dichotomy seen in market total return, the pace of new issuance dropped off in June, with those transactions still in queue forced to offer more attractive terms than had been available to high-yield borrowers during the first five months of the year.

As a postscript to the discussion of the fiscal year ended August 31, 2002, it is worth noting that in late August and early September 2002, the bank loan market lifted on the strength of positive operating results and the reaffirmation of asset values (through merger and acquisition activity) at some of the largest issuers of below investment-grade paper. We take this as a validation of our theory that much of the market's recent decline was driven by technicals, the negative effects of which could largely be reversed with the emergence of a more normal market.


Portfolio Performance
The Fund's effective net yield for the 12-month period ended August 31, 2002 was 5.26%, compared to a yield of 8.62% for the same period a year earlier. The Fund's net asset value declined from $8.82 per share to $8.05 per share during the period. During the 12-month period ended August 31, 2002, the Fund earned $.423 per share income dividends, representing a net annualized yield of 5.26%, based on a period ending per share net asset value of $8.05 per share. The Fund's total investment return for the period was -4.09%, based on the $.77 per share decrease in net asset value and assuming reinvestment of $.427 per share income dividends. Since inception (November 3, 1989) through August 31, 2002, the Fund's total investment return was +95.91%, based on a change in per share net asset value from $10.00 to $8.05, assuming reinvestment of $8.715 per share income dividends.

The net asset value of the Fund followed very closely the pattern set by the bank loan market during the 12-month period ended August 31, 2002. At September 10, 2001, the net asset value stood at $8.82; just three weeks later, it had fallen $.22. The downward pressure continued (but at a slower pace) through the second week of November. As confidence began to return to the market in mid-fourth quarter 2001, the technical price pressures felt in the secondary market began to lift, allowing the Fund's net asset value to rise. This recovery was partially complete by mid-May 2002. However, once news of the financial scandals emerged, the Fund's net asset value went through a similar, technicals-induced freefall, bottoming in mid-August. The incipient rally of late August allowed the net asset value to finish the fiscal year at $8.05.

From a sector perspective, the cable industry, a traditional overweighting for the Fund, proved to have the most impact on the Fund during the year. Issuers in this sector were hit hard by the scandal at Adelphia Communications, producing an outsized negative effect on the Fund. We view the negative effect on the price of this sector's paper to be largely technical in nature (even at the bankrupt Adelphia Communications) and, consequently, we have remained constructive. In our view, the senior secured debt of all of our large portfolio cable companies is well below the intrinsic value of the assets securing that debt.



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


Despite our decision to reduce our exposure to wired telecommunications, that sector managed to impose the second-largest negative effect on the Fund's performance during the fiscal year. At August 31, 2001, wired telecommunications investments represented 1.9% of the total assets of the Fund and by August 31, 2002, we had reduced this to 0.06%. Individual credits of note representing the best performers for the year were Dade Behring Inc., Benedek Broadcasting Corporation and Premcor Inc. Among the worst performers for the year were Wyndham International, Inc., Century Cable LLC and IT Group Inc.


Investment Activities
From a sector perspective, we continue to put the most emphasis on those industries with strong asset values and stable cashflow characteristics. Cable television services remains the sector with the highest concentration, at 15.3%, followed by wireless telecommunications at 10.2% and chemicals third at 6.2%. The Fund continues to be well diversified as of August 31, 2002, with holdings of 122 different issuers in 40 different sectors, down slightly from 131 and 42, respectively, 12 months ago.

As compared to the Credit Suisse First Boston Leveraged Loan Index at August 31, 2002, the Fund was underweight Ba and above-rated issues (41.3% of total assets compared to 56.6%), overweight B-rated issues (30.7% compared to 26.8%), underweight Caa or below-rated issues (9.7% compared to 6.8%) and overweight in securities not rated (18.3% compared to 9.9%). (Rating percentages are according to Moody's Investors Service.) It is worthwhile to note that the Fund's Caa and below investments saw a significant increase (from at or near 0.0% for most of 2002) only as recently as August 2002, primarily because of the bankruptcy of Adelphia Communications and its subsidiaries, which are large holdings of the Fund. While the bankruptcy significantly impacts the Fund's credit weighting composition and near-term net asset value, because of the previously mentioned asset values, we do not believe that it will dramatically alter our ultimate recovery on the holdings.


In Conclusion
It remains our view that despite the recent decreases in the Fund's net asset value, the senior secured positions of the Fund's holdings could be the catalyst to recoveries in the net asset value and total return should the market momentum that formed in the last two weeks of August be sustained in the coming months. The pressure faced by the market during the last few months did manage to reverse what had been a growing trend of narrowing spreads and lowered average allocations in the primary market. We plan to take advantage of the return to more favorable pricing and structures by staying active in the primary market as the pipeline of new transactions built up prior to Labor Day begins to come to market in September.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager


October 15, 2002



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


THE BENEFITS AND RISKS OF LEVERAGING


Merrill Lynch Senior Floating Rate Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                  S&P       Moody's       Face                      Senior Secured
Industries*    Rating+++   Rating+++     Amount             Floating Rate Loan Interests**                         Value
Air Transportation                                Evergreen International Aviation, Inc.:
Services--0.3%     B+         Ba2   $ 3,356,009      Term B Aircraft, due 5/07/2003                          $    3,137,869
                   B+         Ba2       533,361      Term B-1, due 5/07/2003                                        498,693
                                                                                                             --------------
                                                                                                                  3,636,562

Amusement &        NR++       NR++    3,473,523   Kerasotes Theaters, Inc., Term B, due 12/31/2004                3,440,958
Recreational       BB-        Ba3     5,000,000   Metro-Goldwyn-Mayer Co., Term B, due 6/30/2008                  5,003,125
Services--0.8%                                                                                               --------------
                                                                                                                  8,444,083

Apparel--1.1%                                     Arena Brands, Inc.:
                   NR++       NR++    1,200,521      Revolving Credit, due 6/01/2003                              1,120,687
                   NR++       NR++      475,681      Term A, due 6/01/2003                                          447,331
                   NR++       NR++    6,558,794      Term B, due 6/01/2003                                        6,185,599
                                                  Walls Industries:
                   NR++       NR++    1,098,960      Term B, due 2/28/2005                                          888,619
                   NR++       NR++    1,576,765      Term C, due 2/28/2006                                        1,250,374
                   NR++       NR++    7,309,942   Warnaco Inc., Term, due 4/30/2003++++                           2,138,158
                                                                                                             --------------
                                                                                                                 12,030,768

Automotive         B+         B1      8,078,161   Citation Corporation, Term B, due 12/01/2007                    7,149,173
Equipment--2.2%                                   Tenneco Automotive Inc.:
                   B          B2      6,696,643      Term B, due 11/02/2007                                       6,292,755
                   B          B2      6,696,643      Term C, due 5/02/2008                                        6,292,755
                                                  Venture Holdings Trust:
                   CCC+       B1      1,994,859      Term B, due 4/01/2005                                        1,446,272
                   CCC+       B1      2,962,963      Term C, due 4/01/2005                                        2,155,556
                                                                                                             --------------
                                                                                                                 23,336,511

Broadcasting--     CC         B2      7,911,781   Benedek Broadcasting Corporation, Term B, due 11/20/2007        7,870,245
Radio &            NR++       Ba3     8,000,000   Citadel Communications Corp., Term B, due 8/31/2009             8,058,000
Television--2.3%   CCC        C       3,500,000   Granite Broadcasting Corp., Term A, due 4/15/2004               3,491,250
                   BB-        Ba2     2,000,000   Sinclair Broadcasting Group Inc., Term B, due 12/31/2009        2,004,062
                   NR++       NR++    3,683,799   VHR Broadcasting/Quorum Broadcasting, Term B, due
                                                  12/31/2004                                                      2,983,877
                                                                                                             --------------
                                                                                                                 24,407,434

Building           NR++       NR++    2,858,955   Trussway Industries Inc., Term B, due 12/31/2006                2,501,586
Materials--0.2%

Business           BB-        Ba3     5,119,267   Transaction Network Services, Term B, due 4/03/2007             5,098,566
Services--0.5%



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                  S&P       Moody's       Face                      Senior Secured
Industries*    Rating+++   Rating+++     Amount             Floating Rate Loan Interests**                         Value
Cable Television   BB+        Ba3   $10,845,500   CC VIII Operating Co. LLC, Term B, due 2/02/2008           $    9,214,803
Services--15.3%    D          Ba2    45,000,000   Century Cable Holdings LLC, Term, due 6/30/2009                31,696,875
                   BBB        Ba3    65,280,141   Charter Communications Holdings, Term B, due 3/18/2008         56,376,648
                   BBB-       Ba3     7,483,750   Charter Communications Operating LLC, Incremental
                                                  Term, due 9/18/2008                                             6,454,734
                   D          NR++      200,000   Classic Cable Inc., Debtor in Possession, due 11/15/2002          200,000
                   B          Ba3     9,650,000   Falcon Holdings Group, Term C, due 12/31/2007                   8,363,337
                                                  Frontiervision Operating Partners LP:
                   D          B2      3,582,057      Term A, due 9/30/2005                                        2,996,989
                   D          B2     15,668,000      Term B, due 3/31/2006                                       13,121,950
                   BB+        Ba3     2,000,000   Insight Midwest, Term B, due 12/31/2009                         1,872,916
                   D          Ba2    19,500,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010              15,644,324
                   B+         B1     11,327,500   Pegasus Media & Communications Inc., Term, due 4/30/2005       10,194,750
                   NR++       NR++    9,975,000   UCC/HHC Inc., Term B, due 3/31/2008                             7,019,906
                                                                                                             --------------
                                                                                                                163,157,232

Chemicals--6.0%    NR++       NR++    3,712,885   CII Carbon LLC, Term, due 6/25/2008                             2,970,308
                   NR++       NR++    9,057,535   Cedar Chemical Corp., Term B, due 10/31/2003++++                2,264,383
                                                  Huntsman International LLC:
                   B+         B2     16,167,066      Term B, due 6/30/2007                                       16,197,380
                   B+         B2     16,167,067      Term C, due 6/30/2008                                       16,197,380
                   BB         Ba3    16,373,505   Lyondell Petrochemical Co., Term E, due 5/17/2006              16,404,205
                   NR++       NR++    4,636,647   Pinnacle Polymers, Term B, due 12/31/2004                       4,636,647
                   NR++       B1      5,073,647   Texas Petrochemicals Corp., Term B, due 6/30/2004               5,073,647
                                                                                                             --------------
                                                                                                                 63,743,950

Computer-Related                                  Bridge Informations Systems:++++
Products--0.4%     NR++       NR++      725,727      Multi Draw Term, due 7/07/2003                                 116,116
                   NR++       NR++    7,896,091      Term B, due 5/29/2005                                        1,263,375
                   NR++       NR++    1,435,653      Tranche B, due 5/29/2005                                       229,704
                   NR++       NR++    3,597,656   Stratus Technologies, Inc., Term B, due 2/26/2005               2,536,348
                                                                                                             --------------
                                                                                                                  4,145,543

Consumer           BB-        Ba3    10,560,710   Burhmann NV, Term B, due 10/26/2007                            10,479,308
Products--1.7%     B          B2      3,816,589   Holmes Products Corp., Term B, due 2/05/2007                    3,511,262
                                                  Simmons Co.:
                   B+         Ba3     1,529,318      Term B, due 10/29/2005                                       1,531,230
                   B+         Ba3     2,908,651      Term C, due 10/29/2006                                       2,914,709
                                                                                                             --------------
                                                                                                                 18,436,509



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)


                  S&P       Moody's       Face                      Senior Secured
Industries*    Rating+++   Rating+++     Amount             Floating Rate Loan Interests**                         Value
Electronics/       B+         B1    $ 3,484,426   ChipPAC International Co. Ltd, Term B, due 7/31/2006       $    3,467,004
Electrical         NR++       Ba3     2,836,022   DD Inc., Term B, due 4/22/2005                                  2,268,817
Components--       B+         B1      4,900,000   Knowles Electronics Inc., Term B-2, due 6/29/2007               4,593,750
3.0%                                              On Semiconductor Corporation:
                   B+         Ba3     6,314,623      Term B, due 8/04/2006                                        5,693,687
                   B+         Ba3     7,058,507      Term C, due 8/04/2007                                        6,364,423
                   B          Ba3     4,016,973      Term D, due 8/04/2007                                        3,611,259
                   NR++       Ba3     5,832,223   Telex Communications, Inc., Term B, due 11/30/2004              5,249,001
                   NR++       B1      2,117,980   Trend Technologies, Inc., Term, due 2/28/2007                     762,473
                                                                                                             --------------
                                                                                                                 32,010,414

Energy--0.7%       BB         Ba3       897,196   EPN Holdings Co., Term, due 3/31/2005                             785,047
                   BBB-       NR++    3,990,000   Pride International, Term, due 6/14/2007                        4,003,718
                   NR++       NR++    2,221,875   W-H Energy Services, Term B, due 4/16/2007                      2,230,207
                                                                                                             --------------
                                                                                                                  7,018,972

Environmental                                     IT Group Inc.:++++
Services--0.8%     D          NR++    8,536,000      Term, due 6/08/2007                                            938,960
                   D          NR++    3,645,424      Term B, due 6/11/2006                                          400,997
                   BB-        Ba3     7,500,000   URS Corp., Term B, due 7/01/2008                                7,485,938
                                                                                                             --------------
                                                                                                                  8,825,895

Financial          NR++       B2      4,732,063   Outsourcing Solutions, Inc., Term B, due 6/10/2006              4,619,676
Services--0.4%

Food & Kindred     NR++       Ba2     9,224,378   Dean Foods Company, Term B, due 7/15/2008                       9,252,568
Products--0.9%

Funeral Homes &    NR++       Caa1   13,351,906   Prime Succession Inc., Term, due 8/01/2003                      7,343,548
Parlors--0.7%

Gaming--0.8%       B+         Ba3     2,060,975   Ameristar Casinos Inc., Term B, due 12/20/2006                  2,072,826
                   B+         B2      3,600,000   Marina District Finance Co., Term B, due 5/31/2007              3,582,000
                   B+         B2      3,000,000   Venetiancasi, Term B, due 6/04/2008                             3,008,124
                                                                                                             --------------
                                                                                                                  8,662,950

Grocery--1.1%                                     The Pantry Inc.:
                   BB-        B1      6,519,370      Term B, due 1/31/2006                                        6,442,768
                   BB-        B1      5,118,750      Term C, due 7/31/2006                                        5,059,884
                                                                                                             --------------
                                                                                                                 11,502,652

Health Services--  B+         B1     11,318,709   Iasis Healthcare Corp., Term B, due 10/30/2006                 11,324,776
3.4%               BB-        Ba3     3,990,000   Mariner Healthcare, Term B, due 5/01/2008                       4,002,469
                                                  Medical Specialties:++++
                   NR++       NR++   12,845,455      Axel, due 6/30/2004                                          5,587,773
                   NR++       NR++    4,418,182      Term, due 12/11/2001                                         1,921,909
                   NR++       NR++    5,723,889   Mediq/Prn Life Support, Tranche B, due 6/13/2003                5,323,217
                   B+         B1      7,443,750   MedPointe Inc., Term B, due 9/30/2008                           7,485,621
                                                                                                             --------------
                                                                                                                 35,645,765



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                  S&P       Moody's       Face                      Senior Secured
Industries*    Rating+++   Rating+++     Amount             Floating Rate Loan Interests**                         Value
Hotels & Motels--                                 Wyndham Hotel Corporation:
4.1%               NR++       NR++  $13,736,892      Increasing Rate Term, due 6/30/2004                     $   11,500,361
                   NR++       NR++   38,595,319      Term, due 6/30/2006                                         31,969,776
                                                                                                             --------------
                                                                                                                 43,470,137

Industrial         B+         B2      6,338,021   Musak LLC, Term B, due 12/31/2006                               6,052,810
Services--0.6%

Insurance--1.2%                                   BRW Acquisition, Inc.:
                   NR++       NR++    2,350,000      Term B, due 7/09/2006                                        2,220,750
                   NR++       NR++    2,350,000      Term C, due 7/09/2007                                        2,220,750
                                                  Willis North America Inc.:
                   BB         Ba2     6,781,250      Term B, due 11/19/2006                                       6,758,648
                   BB         Ba2     1,853,000      Term C, due 11/19/2007                                       1,848,947
                                                                                                             --------------
                                                                                                                 13,049,095

Leasing & Rental   B+         B2     11,640,000   Anthony Crane Rental LP, Term, due 7/20/2006                    7,119,804
Services--2.3%     CCC        B3      6,786,196   Panavision Inc., Term B, due 3/31/2005                          6,192,404
                   CCC+       NR++   11,180,344   Rent Way Inc., Term B, due 12/31/2003                          10,789,032
                                                                                                             --------------
                                                                                                                 24,101,240

Manufacturing--    B          B3      3,723,894   Blount, Inc., Term B, due 6/30/2006                             3,669,202
2.2%               NR++       NR++    5,914,286   Channel Master Holdings, Inc., Term, due 10/10/2005             5,658,197
                   NR++       NR++    2,692,165   Metokote Corp., Term B, due 11/02/2005                          2,631,591
                   B+         B1      9,000,000   Mueller Group, Term E, due 5/31/2008                            9,011,250
                   BB-        B1      2,500,000   Trimas Corp, Term B, due 12/31/2009                             2,509,765
                                                                                                             --------------
                                                                                                                 23,480,005

Metals &                                          Acme Metals, Inc.:++++
Mining--5.2%       NR++       NR++    9,885,312      Term, due 12/01/2005                                         1,482,797
                   NR++       NR++    1,306,657      Post Petition, due 12/01/2005                                  195,999
                   NR++       NR++      231,061      Pre-Petition, due 12/01/2005                                    34,659
                   NR++       NR++   12,063,333   Copperweld Corp., Term A, due 5/23/2003                         9,771,300
                                                  Ispat International:
                   CCC+       Caa2   18,720,000      Term B, due 7/15/2005                                       13,150,800
                   CCC+       Caa4   18,720,000      Term C, due 7/15/2006                                       13,150,800
                   B+         B1     31,000,000   Ormet Corportation, Term, due 8/15/2008                        17,050,000
                                                                                                             --------------
                                                                                                                 54,836,355

Other                                             Pacific Coin:
Telecommuni-       NR++       NR++    3,811,775      Term A, due 12/29/2007                                         419,295
cations--0.1%      B          B2      3,098,303      Term B, due 12/29/2007                                         340,813
                                                                                                             --------------
                                                                                                                    760,108

Packaging--2.7%    NR++       NR++    4,000,000   Berry Plastics Corp., Term B, due 6/01/2010                     4,021,668
                   NR++       NR++   15,980,124   Dr. Pepper, Term B, due 10/07/2007                             16,017,581
                   B          B2      9,179,872   Graham Packaging Holdings Co., Term D, due 1/31/2007            9,132,329
                                                                                                             --------------
                                                                                                                 29,171,578



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                  S&P       Moody's       Face                      Senior Secured
Industries*    Rating+++   Rating+++     Amount             Floating Rate Loan Interests**                         Value
Paper--2.1%                                       Cellular Tissue Holdings, Inc.:
                   NR++       NR++  $ 3,024,186      Term A, due 8/31/2005                                   $    2,903,218
                   NR++       NR++      283,787      Term C, due 8/31/2006                                          170,272
                                                  Stone Container Corp.:
                   B+         Ba3     8,184,615      Term B, due 6/30/2009                                        8,187,685
                   B+         Ba3     3,015,385      Term C, due 6/30/2009                                        3,016,515
                                                  Stronghaven:
                   NR++       NR++    7,883,520      Term B, due 5/15/2004                                        6,306,816
                   NR++       NR++    1,439,851      Term C, due 5/15/2004                                        1,151,881
                                                                                                             --------------
                                                                                                                 21,736,387

Petroleum          BB-        Ba3     3,444,790   Premcor Inc., Term, due 12/31/2007                              3,065,863
Refineries--0.8%   BB+        Ba3     6,460,416   Tesoro Petroleum Corp., Term B, due 12/31/2007                  5,898,360
                                                                                                             --------------
                                                                                                                  8,964,223

Printing &                                        Can West Media Inc.:
Publishing--3.1%   BB-        Ba3     2,655,386      Term B, due 5/15/2008                                        2,665,344
                   BB-        Ba3     1,658,960      Term C, due 5/15/2009                                        1,665,181
                   NR++       NR++   10,699,201   Enterprise Newsmedia, Inc./Publishing Co., Term B,
                                                  due 6/30/2005                                                   9,896,761
                   B          B1      4,900,000   Liberty Group Operating, Term B, due 3/31/2007                  4,875,500
                   BB+        Baa3    4,250,000   Readers Digest Association, Term B, due 6/30/2008               4,218,125
                   B+         B1      6,615,426   Vertis, Inc., Term B, due 12/06/2008                            6,474,848
                   CCC-       B3      3,362,384   Ziff-Davis Inc., Term B, due 3/31/2007                          2,742,444
                                                                                                             --------------
                                                                                                                 32,538,203

Property           B+         B1      5,985,000   Corrections Corporation of America, Term B, due
Management--                                      3/31/2008                                                       5,998,466
0.6%

Restaurants &      BB-        Ba3     6,500,000   Dominos Inc. & Bluefence Inc., Term B, due 7/30/2008            6,524,375
Food Service--
0.6%

Retail & Retail    BB-        Ba3     6,750,000   Advanced Stores Company, Term C, due 11/30/2007                 6,778,127
Specialty--1.2%    BBB+       Ba1     5,955,882   Shoppers Drug Mart, Term F, due 2/04/2009                       5,978,217
                                                                                                             --------------
                                                                                                                 12,756,344

Tower              BB-        B2     25,000,000   American Tower Systems Corporation, Term B, due
Construction &                                    12/31/2007                                                     20,898,450
Leasing--4.9%      BB-        Ba3    16,900,000   Crown Castle Operating Company, Term B, due 3/31/2008          15,218,450
                   CC         B3     20,000,000   Spectrasite Communications, Term B, due 12/31/2007             16,518,180
                                                                                                             --------------
                                                                                                                 52,635,080

Transportation     BB+        Ba1     3,247,280   Kansas City Southern Railway Company, Term B, due
Services--1.1%                                    6/12/2008                                                       3,258,555
                   B+         B1      7,279,720   North American Van Lines Inc., Term B, due 11/18/2007           7,247,871
                   NR++       Ba3     1,769,087   Traspor Manufacturing, Term B, due 6/15/2005                    1,547,951
                                                                                                             --------------
                                                                                                                 12,054,377



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                  S&P       Moody's       Face                      Senior Secured
Industries*    Rating+++   Rating+++     Amount             Floating Rate Loan Interests**                         Value
Utilities--3.1%    NR++       Ba3   $ 4,000,000   AES New York Funding, LLC, Term, due 2/28/2005             $    3,326,668
                   BBB-       Ba3     5,000,000   Calpine Corporation, Term B, due 5/31/2004                      4,328,570
                   BB+        Baa2    2,000,000   Michigan Electric Transmission, Term B, due 5/01/2007           2,006,876
                                                  Mission Energy Holdings:
                   B-         Ba2     6,233,766      Term A, due 7/02/2006                                        3,412,986
                   B-         Ba2    17,766,234      Term B, due 7/02/2006                                        9,727,013
                   BB         Ba2     8,500,000   South California Edison Company, Term B, due 2/28/2005          8,415,000
                   BBB-       Ba1     2,000,000   Western Resources Inc., Term N, due 5/31/2005                   1,950,000
                                                                                                             --------------
                                                                                                                 33,167,113

Waste                                             Allied Waste North America Inc.:
Management--       BB         Ba3     6,209,462      Term A, due 6/30/2005                                        5,977,898
3.8%               BB         Ba3    15,992,129      Term B, due 6/30/2006                                       15,664,595
                   BB         Ba3    19,190,555      Term C, due 6/30/2007                                       18,800,277
                                                                                                             --------------
                                                                                                                 40,442,770

Wired              NR++       NR++    6,751,147   E. Spire Communication, Term C, due 8/11/2006                           1
Telecommuni-       D          Caa2    2,642,424   Global Crossing Holding Ltd., Term B, due 6/30/2006++++           405,612
cations--0.1%      NR++       Caa3   16,500,000   Winstar Communications, Term B, due 9/30/2007++++                 268,125
                                                                                                             --------------
                                                                                                                    673,738

Wireless                                          American Cellular Corp.:
Telecommuni-       CCC-       B3      6,108,601      Term B, due 3/31/2008                                        4,203,481
cations--10.2%     CCC-       B3      6,981,259      Term C, due 3/31/2009                                        4,803,978
                                                  Centennial Cellular Operating Co.:
                   B+         B1      2,537,326      Term A (PR), due 11/30/2006                                  1,705,083
                   B+         B1      2,087,674      Term A (US), due 11/30/2006                                  1,402,917
                                                  Nextel Communications, Inc.:
                   BB-        Ba3    21,500,000      Term B, due 6/30/2008                                       18,828,625
                   BB-        Ba3    21,500,000      Term C, due 12/31/2008                                      18,828,625
                   BB-        Ba3    31,372,250      Term D, due 3/31/2009                                       26,593,221
                                                  Rural Cellular Corp.:
                   B+         Ba3     2,357,343      Term B, due 10/03/2008                                       1,887,838
                   B+         Ba3     2,357,343      Term C, due 4/03/2009                                        1,887,838
                                                  Sygnet Wireless, Inc.:
                   B+         Ba3     2,041,346      Term A, due 9/23/2006                                        1,809,143
                   B+         Ba3    10,856,604      Term B, due 3/23/2007                                        9,553,812
                   B+         Ba3     9,922,155      Term C, due 12/23/2007                                       8,731,496
                   BB-        Ba3     8,328,807   Valor Telecommunications, Term B, due 6/30/2008                 7,974,833
                                                                                                             --------------
                                                                                                                108,210,890

                                                  Total Senior Secured Floating Rate Loan Interests
                                                  (Cost--$1,195,968,689)--92.7%                                 984,444,478



                                                                    Corporate Debt
Chemicals--        NR++       NR++    1,662,678   PCI Chemicals, Canada, 10% due 12/31/2008                       1,116,073
0.2%               NR++       NR++      554,226   Pioneer Companies, Inc., 5.355% due 12/31/2006                    366,482

                                                  Total Corporate Debt (Cost--$7,316,358)--0.2%                   1,482,555



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                                         Shares            Common Stocks, Preferred Stocks,
Industries*                               Held                  Warrants & Agreements                              Value
Automotive Equipment--0.0%               14,471   Allied Signal Litigation Trust                             $            0
                                         14,471   Breed Creditors Litigation Trust                                        0
                                                                                                             --------------
                                                                                                                          0

Cable Television Services--0.0%             707   Classic Cable, Inc. (Warrants)(a)                                       0

Chemicals--0.0%                         107,520   Pioneer Companies, Inc. (Common)++++                              416,640

Drilling--0.0%                           12,250   Rigco North America (Warrants)(a)                                       0

Manufacturing--0.0%                      11,218   Environmental Systems Product, Inc. (Common)++++                        0
                                          1,968   Environmental Systems Product, Inc. (Preferred)                         0
                                                                                                             --------------
                                                                                                                          0

Medical Equipment--0.0%                   4,398   Mediq Inc. (Convertible Preferred)                                      0

Other Telecommunications--0.0%            1,060   Pacific Coin (Common)++++                                               0

Paper--0.0%                                  98   Cellular Tissue, Series A (Warrants)(a)                                 1
                                             49   Cellular Tissue, Series B (Warrants)(a)                                 0
                                                                                                             --------------
                                                                                                                          1

                                                  Total Investments in Common Stocks, Preferred Stocks,
                                                  Warrants & Agreements (Cost--$2,274,534)--0.0%                    416,641


                                          Face
                                         Amount                 Short-Term Securities
Commercial Paper***--3.9%           $40,934,000   General Motors Acceptance Corp., 1.98% due 9/03/2002           40,934,000

U.S. Government Agency               30,000,000   Fannie Mae, 1.685% due 9/19/2002                               29,977,533
Obligations***--2.8%

                                                  Total Investments in Short-Term Securities
                                                  (Cost--$70,911,533)--6.7%                                      70,911,533

Total Investments (Cost--$1,276,471,114)--99.4%                                                               1,057,255,207
Other Assets Less Liabilities--0.6%                                                                               6,728,160
                                                                                                             --------------
Net Assets--100.0%                                                                                           $1,063,983,367
                                                                                                             ==============

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
++Not Rated.
++++Non-income producing security.
+++Ratings of issues shown have not been audited by Deloitte &
Touche LLP.
*Industries are shown as a percent of net assets.
**Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.
These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London Inter-
Bank Offered Rate), (ii) the prime rate offered by one or more major
U.S. banks or (iii) the certificate of deposit rate.
***Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2002
Assets:         Investments, at value (identified cost--$1,276,471,114)                                    $  1,057,255,207
                Cash                                                                                                707,197
                Receivables:
                   Interest                                                              $      7,812,774
                   Capital shares sold                                                             94,406
                   Principal paydowns                                                              88,203
                   Commitment fees                                                                 12,338         8,007,721
                                                                                         ----------------
                Prepaid registration fees and other assets                                                          343,806
                                                                                                           ----------------
                Total assets                                                                                  1,066,313,931
                                                                                                           ----------------

Liabilities:    Payables:
                   Investment adviser                                                             799,752
                   Dividends to shareholders                                                      543,807
                   Administrator                                                                  210,461         1,554,020
                                                                                         ----------------
                Deferred income                                                                                     341,034
                Accrued expenses and other liabilities                                                              435,510
                                                                                                           ----------------
                Total liabilities                                                                                 2,330,564
                                                                                                           ----------------
Net Assets:     Net assets                                                                                 $  1,063,983,367
                                                                                                           ================

Net Assets      Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:     authorized                                                                                 $     13,217,969
                Paid-in capital in excess of par                                                              1,504,898,416
                Undistributed investment income--net                                     $      1,123,960
                Accumulated realized capital losses on investments--net                     (235,844,239)
                Unrealized depreciation on investments--net                                 (219,412,739)
                                                                                         ----------------
                Total accumulated losses--net                                                                 (454,133,018)
                                                                                                           ----------------
                Net Assets--Equivalent to $8.05 per share based on 132,179,692
                shares of Common Stock outstanding                                                         $  1,063,983,367
                                                                                                           ================

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                                                         For the Year Ended
                                                                                                            August 31, 2002
Investment      Interest                                                                                   $     87,339,340
Income:         Facility and other fees                                                                           1,847,986
                                                                                                           ----------------
                Total income                                                                                     89,187,326
                                                                                                           ----------------

Expenses:       Investment advisory fees                                                 $     13,072,549
                Administrative fees                                                             3,440,144
                Transfer agent fees                                                             1,159,306
                Tender offer costs                                                                563,563
                Accounting services                                                               404,035
                Professional fees                                                                 295,363
                Custodian fees                                                                     89,636
                Loan interest expense                                                              77,870
                Printing and shareholder reports                                                   71,984
                Directors' fees and expenses                                                       47,428
                Registration fees                                                                  38,324
                Assignment fees                                                                    35,437
                Other                                                                             140,699
                                                                                         ----------------
                Total expenses                                                                                   19,436,338
                                                                                                           ----------------
                Investment income--net                                                                           69,750,988
                                                                                                           ----------------

Realized &      Realized loss on investments--net                                                              (50,385,938)
Unrealized      Change in unrealized depreciation on investments--net                                          (78,494,316)
Loss on                                                                                                    ----------------
Investments--   Total realized and unrealized loss on investments--net                                        (128,880,254)
Net:                                                                                                       ----------------
                Net Decrease in Net Assets Resulting from Operations                                       $   (59,129,266)
                                                                                                           ================

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                     August 31,
Increase (Decrease) in Net Assets:                                                               2002               2001
Operations:     Investment income--net                                                   $     69,750,988  $    180,013,998
                Realized loss on investments--net                                            (50,385,938)      (79,147,916)
                Change in unrealized depreciation on investments--net                        (78,494,316)      (70,014,827)
                                                                                         ----------------  ----------------
                Net increase (decrease) in net assets resulting from operations              (59,129,266)        30,851,255
                                                                                         ----------------  ----------------

Dividends to    Investment income--net                                                       (69,418,864)     (180,885,802)
Shareholders:                                                                            ----------------  ----------------
                Net decrease in net assets resulting from dividends to shareholders          (69,418,864)     (180,885,802)
                                                                                         ----------------  ----------------

Capital Share   Net decrease in net assets resulting from capital share
Transactions:   transactions                                                                (585,763,498)     (564,261,414)
                                                                                         ----------------  ----------------

Net Assets:     Total decrease in net assets                                                (714,311,628)     (714,295,961)
                Beginning of year                                                           1,778,294,995     2,492,590,956
                                                                                         ----------------  ----------------
                End of year*                                                             $  1,063,983,367  $  1,778,294,995
                                                                                         ================  ================

                *Undistributed (accumulated) investment income (loss)--net               $      1,123,960  $      (871,804)
                                                                                         ================  ================

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)


Statement of Cash Flows

                                                                                                         For the Year Ended
                                                                                                            August 31, 2002
Cash Provided   Net decrease in net assets resulting from operations                                       $   (59,129,266)
by Operating    Adjustments to reconcile net decrease in net assets resulting from operations
Activities:     to net cash provided by operating activities:
                   Decrease in receivables                                                                       10,165,337
                   Decrease in other assets                                                                           5,240
                   Decrease in other liabilities                                                                  (560,428)
                   Realized and unrealized loss on investments--net                                             128,880,254
                   Amortization of premium and discount                                                         (5,394,480)
                                                                                                           ----------------
                Net cash provided by operating activities                                                        73,966,657
                                                                                                           ----------------

Cash Provided   Proceeds from principal payments and sales of loan interests                                  1,632,775,755
by Investing    Purchases of loan interests                                                                 (1,154,976,657)
Activities:     Proceeds from sales and maturities of short-term investments--net                             (105,007,944)
                                                                                                           ----------------
                Net cash provided by investing activities                                                       582,807,042
                                                                                                           ----------------

Cash Used for   Cash receipts of borrowings                                                                      60,000,000
Financing       Cash payments on borrowings                                                                    (60,000,000)
Activities:     Cash receipts on capital shares sold                                                             28,758,955
                Cash payments on capital shares tendered                                                      (644,637,102)
                Dividends paid to shareholders                                                                 (40,234,381)
                                                                                                           ----------------
                Net cash used for financing activities                                                        (656,112,528)
                                                                                                           ----------------

Cash:           Net increase in cash                                                                                661,171
                Cash at beginning of year                                                                            46,026
                                                                                                           ----------------
                Cash at end of year                                                                        $        707,197
                                                                                                           ================

Cash Flow       Cash paid for interest                                                                     $         77,870
Information:                                                                                               ================

Non-Cash        Capital shares issued in reinvestment of dividends paid to shareholders                    $     30,901,278
Financing                                                                                                  ================
Activities:

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year            $    8.82    $    9.45    $    9.73    $    9.97    $   10.02
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .43          .79          .77          .65          .68
                Realized and unrealized loss on
                investments--net                                  (.77)        (.62)        (.28)        (.24)        (.05)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.34)          .17          .49          .41          .63
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.43)        (.80)        (.77)        (.65)        (.68)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    8.05    $    8.82    $    9.45    $    9.73    $    9.97
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (4.09%)        1.52%        5.44%        4.23%        6.47%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses, excluding interest expense              1.41%        1.36%        1.31%        1.33%        1.35%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                          1.41%        1.36%        1.31%        1.33%        1.40%
                                                              =========    =========    =========    =========    =========
                Investment income--net                            5.07%        8.39%        8.17%        6.59%        6.79%
                                                              =========    =========    =========    =========    =========

Leverage:       Average amount of borrowings outstanding
                during the year (in thousands)                $   3,374           --           --           --    $  24,299
                                                              =========    =========    =========    =========    =========
                Average amount of borrowings outstanding
                per share during the year                     $     .02           --           --           --    $     .08
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in millions)         $   1,064    $   1,778    $   2,493    $   3,146    $   3,365
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               89.46%       50.82%       59.59%       60.06%       69.59%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are often commercial banks, the Fund's investment in corporate loans at August 31, 2002 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,663,640 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory and Administrative Services Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Management, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of ..95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLIM whereby MLIM will receive a fee equal to an annual rate of .25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 2002, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $1,621,512 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2002, the Fund reimbursed FAM $46,485 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $1,154,976,657 and $1,632,822,734, respectively.

Net realized gains (losses) for the year ended August 31, 2002 and net unrealized losses as of August 31, 2002 were as follows:


                                       Realized
                                        Gains          Unrealized
                                       (Losses)          Losses

Loan interests                    $ (50,391,478)     $(219,215,907)
Short-term investments                     5,540                 --
Unfunded loan interests                       --          (196,832)
                                  --------------     --------------
Total                             $ (50,385,938)     $(219,412,739)
                                  ==============     ==============


As of August 31, 2002, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $219,388,929, of which $1,294,595 is related to appreciated securities and $220,683,524 is related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $1,276,644,136.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                        Dollar
August 31, 2002                           Shares          Amount

Shares sold                            3,294,745     $   27,972,326
Shares issued to shareholders
in reinvestment of dividends           3,652,840         30,901,278
                                  --------------     --------------
Total issued                           6,947,585         58,873,604
Shares tendered                     (76,275,932)      (644,637,102)
                                  --------------     --------------
Net decrease                        (69,328,347)     $(585,763,498)
                                  ==============     ==============




Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002



For the Year Ended                                        Dollar
August 31, 2001                           Shares          Amount

Shares sold                           12,560,664     $  114,812,424
Shares issued to shareholders
in reinvestment of dividends           8,810,317         80,261,144
                                  --------------     --------------
Total issued                          21,370,981        195,073,568
Shares tendered                     (83,683,641)      (759,334,982)
                                  --------------     --------------
Net decrease                        (62,312,660)     $(564,261,414)
                                  ==============     ==============


5. Unfunded Loan Interests:
As of August 31, 2002, the Fund had unfunded loan commitments of $10,929,163, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                  Unfunded
                                 Commitment
Borrower                       (in thousands)

Arena Brands, Inc.               $    2,183
Classic Cable Inc.               $    1,246
Granite Broadcasting             $    2,500
Mariner Health Care              $    5,000


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund the purchase of the Fund's shares pursuant to a tender offer for the Fund's shares and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. For the year ended August 31, 2002, the average amount borrowed was approximately $3,374,000 and the daily weighted average interest rate was 2.31%.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:


                                      8/31/2002        8/31/2001
Distributions paid from:
   Ordinary income                $   69,418,864     $  180,885,802
                                  --------------     --------------
Total taxable distributions       $   69,418,864     $  180,885,802
                                  ==============     ==============


As of August 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                  $     3,788,480
Undistributed long-term capital
gains--net                                                       --
                                                    ---------------
Total undistributed earnings--net                         3,788,480
Capital loss carryforward                            (193,524,864)*
Unrealized losses--net                              (264,396,634)**
                                                    ---------------
Total accumulated losses--net                       $ (454,133,018)
                                                    ===============


*On August 31, 2002, the Fund had a net capital loss carryforward of $193,524,864, of which $1,471,065 expires in 2004, $3,278,446 expires in 2005, $4,468,275 expires in 2006, $3,365,959 expires in
2007, $28,290,011 expires in 2008, $64,746,799 expires in 2009 and
$87,904,309 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses.


8. Subsequent Event:
The Fund began a quarterly tender offer on September 16, 2002, which concludes on October 18, 2002.



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 2002, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002 by correspondence with the custodian and financial intermediaries; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 2002, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 18, 2002



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


PORTFOLIO PROFILE (unaudited)


As Of August 31, 2002

                                    Percent of
Ten Largest Holdings               Total Assets

Nextel Communications, Inc.++           6.0%
Charter Communications Holdings++       5.9
Wyndham International, Inc.++           4.1
Allied Waste North America Inc.++       3.8
Huntsman International LLC++            3.0
Century Cable LLC                       3.0
Ispat Inland LP++                       2.5
American Towers, Inc.                   2.0
Sygnet Wireless, Inc.++                 1.9
Ormet Corporation                       1.6

++Includes combined holdings.



                                    Percent of
Five Largest Industries            Total Assets

Cable Television Services              15.3%
Wireless Telecommunications            10.1
Chemicals                               6.2
Metals & Mining                         5.1
Tower Construction & Leasing            4.9



                                    Percent of
Quality Ratings                     Long-Term
S&P/Moody's                        Investments

BBB/Baa                                 8.7%
BB/Ba                                  43.8
B/B                                    25.5
CCC/Caa                                 4.9
D/D                                     0.2
NR (Not Rated)                         16.9



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002


OFFICERS AND DIRECTORS
<CAPTIONN>
                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund    Served    Principal Occupation(s) During Past 5 Years    Director     Director
Interested Director

Terry K. Glenn*          President   1999 to    Chairman, Americas Region since 2001,         118 Funds    None
P.O. Box 9011            and         present    and Executive Vice President since 1983     169 Portfolios
Princeton,               Director    and        of Fund Asset Management, L.P. ("FAM")
NJ 08543-9011                        1989 to    and Merrill Lynch Investment Managers,
Age: 62                              present    L.P. ("MLIM"); President of Merrill Lynch
                                                Mutual Funds since 1999; President of
                                                FAM Distributors, Inc. ("FAMD") since 1986
                                                and Director thereof since 1991; Executive
                                                Vice President and Director of Princeton
                                                Services, Inc. ("Princeton Services")
                                                since 1993; President of Princeton
                                                Administrators, L.P. since 1988;
                                                Director of Financial Data Services,
                                                Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director     Director
Independent Directors

Ronald W. Forbes         Director    1989 to    Professor Emeritus of Finance, School of       45 Funds    None
P.O. Box 9011                        present    Business, State University of New York at   54 Portfolios
Princeton,                                      Albany since 2000; and Professor thereof
NJ 08543-9011                                   from 1989 to 2000; International Consultant,
Age: 62                                         Urban Institute, Washington, D.C., from
                                                1995 to 1999.


Cynthia A. Montgomery    Director    1995 to    Professor, Harvard Business School since       45 Funds    Unum-
P.O. Box 9011                        present    1989.                                       54 Portfolios  Provident
Princeton,                                                                                                 Corporation;
NJ 08543-9011                                                                                              and Newell
Age: 50                                                                                                    Rubbermaid
                                                                                                           Inc.


Charles C. Reilly        Director    1990 to    Self-employed financial consultant since       45 Funds    None
P.O. Box 9011                        present    1990.                                       54 Portfolios
Princeton,
NJ 08543-9011
Age: 71


Kevin A. Ryan            Director    1992 to    Founder and currently Director Emeritus        45 Funds    None
P.O. Box 9011                        present    of the Boston University Center for the     54 Portfolios
Princeton,                                      Advancement of Ethics and Character
NJ 08543-9011                                   and Director thereof from 1989 to 1999;
Age: 70                                         Professor from 1982 to 1999 at Boston
                                                University.


Roscoe S. Suddarth       Director    2000 to    Former President, Middle East Institute        45 Funds    None
P.O. Box 9011                        present    from 1995 to 2001.                          54 Portfolios
Princeton,
NJ 08543-9011
Age: 67



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2002

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director     Director
Independent Directors (concluded)

Richard R. West          Director    1989 to    Professor of Finance since 1984, and           45 Funds    Bowne &
P.O. Box 9011                        present    currently Dean Emeritus of New York         54 Portfolios  Co., Inc.;
Princeton,                                      University, Leonard N. Stern School                        Vornado
NJ 08543-9011                                   of Business Administration.                                Realty
Age: 64                                                                                                    Trust; and
                                                                                                           Alexander's
                                                                                                           Inc.


Edward D. Zinbarg        Director    1994 to    Self-employed financial consultant             45 Funds    None
P.O. Box 9011                        present    since 1994.                                 54 Portfolios
Princeton,
NJ 08543-9011
Age: 67


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011            President   present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,               and         and        since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011            Treasurer   1999 to    and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42                              present


Kevin Booth              Vice        2001 to    Director of MLIM since 1998; Vice President of MLIM since 1991.
P.O. Box 9011            President   present
Princeton,               and
NJ 08543-9011            Portfolio
Age: 46                  Manager


Joseph P. Matteo         Vice        2001 to    Director of MLIM since 2001; Vice President of MLIM since 1997;
P.O. Box 9011            President   present    Vice President at The Bank of New York from 1994 to 1997.
Princeton,               and
NJ 08543-9011            Portfolio
Age: 37                  Manager


Bradley J. Lucido        Secretary   1999 to    Director (Legal Advisory) of MLIM since 2002; Vice President of
P.O. Box 9011                        present    MLIM from 1999 to 2002; Attorney associated with MLIM since 1995.
Princeton,
NJ 08543-9011
Age: 36


*Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863